Exhibit 99.2
BioMed Realty Trust, Inc.

SUPPLEMENTAL OPERATING AND FINANCIAL DATA
September 30, 2006
Pacific Research Center Newark, CA Acquired July 2006
Pacific Research Center Newark, CA Acquired July 2006

BioMed Realty Trust, Inc.	www.biomedrealty.com
17140 Bernardo Center Drive, Suite 222	858.485.9840
San Diego, CA 92128	858.485.9843 (fax)

Investor Relations Contact
Kent Griffin
Chief Financial Officer
858.485.9840

BIOMED REALTY TRUST, INC.
TABLE OF CONTENTS
SEPTEMBER 30, 2006
This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development and acquisition activity, the ability to complete or integrate acquisitions successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

BIOMED REALTY TRUST, INC.
COMPANY BACKGROUND
SEPTEMBER 30, 2006

BioMed Realty Trust, Inc. operates as a fully integrated, self-administered and self-managed real estate investment trust (REIT) focused on acquiring, developing, owning, leasing and managing laboratory and office space for the life science industry. Our tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. Our properties and primary acquisition targets are generally located in markets with well established reputations as centers for scientific research, including Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey.
On July 7, 2006, we completed the acquisition of a property located at 3200 Walnut Street in Boulder, Colorado. The property, consisting of four two-story office/laboratory buildings totaling 149,984 square feet, was acquired for approximately $45.0 million.
On July 11, 2006, we completed the acquisition of the Pacific Research Center located at 7777 Gateway Boulevard, Newark, California. The property, consisting of ten two and three-story office buildings totaling 1,432,324 square feet, as well as undeveloped land that we estimate can support the development of up to approximately 400,000 rentable square feet of space, was acquired for approximately $214.0 million.
On July 20, 2006, we completed the acquisition of a property located at 2-30 Spring Mill Drive, Malvern, Pennsylvania. The property, consisting of one single-story office/laboratory science building totaling 76,389 square feet, was acquired for approximately $9.4 million.
On August 9, 2006, we completed the acquisition of a property located at 2600 and 2620 Trade Centre Avenue in Longmont, Colorado. The property, consisting of two buildings totaling 78,023 square feet of office and laboratory space, was acquired for approximately $20.8 million.
On August 16, 2006, we completed the acquisition of a property located at 3545-3575 John Hopkins Court in San Diego, California. The property, consisting of a two-story office and laboratory facility totaling 69,946 square feet, was acquired for approximately $23.1 million.
On August 21, 2006, we completed a follow-on common stock offering of 7,992,500 shares at $28.75 per share, resulting in net proceeds of $220.3 million.
On August 23, 2006, we closed a $147.0 million fixed-rate, mortgage loan with KeyBank National Association, which is secured by our Shady Grove Road property in Rockville, Maryland. The loan bears interest at a fixed rate of 5.97% per annum and matures on September 1, 2016. We used the proceeds of the mortgage loan, along with borrowings on our unsecured revolving credit facility, to repay our $150.0 million bridge loan, which was secured by the same property.
On September 25, 2006, we issued $175.0 million aggregate principal amount of 4.50% Unsecured Exchangeable Notes due 2026.
As of September 30, 2006, we owned or had interests in 52 properties, located principally in Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania, New York and New Jersey, consisting of 89 buildings with approximately 7.7 million rentable square feet of laboratory and office space, which was approximately 92.4% leased to 98 tenants. Of the approximately 584,000 square feet of unleased space, approximately 392,000 square feet, or 67.1% of our unleased square footage, was under redevelopment. We also owned undeveloped land that we estimate can support up to 1.7 million rentable square feet of laboratory and office space.
This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website: www.biomedrealty.com

BIOMED REALTY TRUST, INC.
INVESTOR INFORMATION
SEPTEMBER 30, 2006

Board of Directors

Alan D. Gold	Edward A. Dennis, Ph.D.	Theodore D. Roth
Chairman

Gary A. Kreitzer	Mark J. Riedy, Ph.D.	M. Faye Wilson

Barbara R. Cambon

Executive Officers

Alan D. Gold President and Chief Executive Officer	John F. Wilson, II Executive Vice President-Operations	R. Kent Griffin, Jr. Chief Financial Officer

Gary A. Kreitzer	Matthew G. McDevitt
Executive Vice President, General Counsel, and Secretary	Regional Executive Vice President

Equity Research Coverage

Friedman Billings Ramsey	KeyBanc Capital Markets	Raymond James
Wilkes Graham / Matt Konrad	Jordan Sadler	Paul D. Puryear / Ken Avalos
703.312.9737 / 703.312.9731	917.368.2280	800.248.8863

RBC Capital Markets	Robert W. Baird & Co.	Stifel, Nicolaus & Company, Inc.
Sri Nagarajan / Mitchell Germain	David Loeb / Andy Wittmann	John Guinee / Michael Hudgins
212.428.2360 / 212.428.2364	414.765.7063 / 414.298.1898	410.454.5520

Wachovia Securities
Christopher Haley / Brendan Maiorana
443.263.6773 / 443.263.6516

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent
17140 Bernardo Center Drive, Suite 222	BMR	The Bank of New York
San Diego, CA 92128		101 Barclay Street, 11E
858.485.9840	Stock Exchange Listing	New York, NY 10286
858.485.9843 (fax)	New York Stock Exchange	212.815.3782

Please visit our corporate website at:	www.biomedrealty.com

2006 Tentative Schedule for Quarterly Results

Fourth Quarter	February 2007

BIOMED REALTY TRUST, INC.
FINANCIAL AND OPERATING HIGHLIGHTS
SEPTEMBER 30, 2006
(In thousands, except per share, ratio and portfolio amounts)

	As of or for the three months ended
	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05
Selected Operating Data
Total revenues	$64,510	$49,459	$43,793	$44,492	$41,330
Straight line rent	3,721	2,383	1,741	1,564	1,546
Fair value lease revenue (1)	597	574	578	728	791
EBITDA (2)	43,295	31,501	25,861	24,951	25,085
General and administrative expense	4,609	4,206	4,347	4,277	3,756
Interest expense	13,346	9,253	7,784	7,581	7,422
Capitalized interest	(714)	(335)	(236)	(258)	(275)
Minority interests	(499)	(356)	(222)	(235)	(278)

Operating margins (3)	73.9%	71.2%	68.5%	64.4%	67.3%
Operating expense recoveries (3)	87.4%	90.2%	91.5%	90.7%	91.7%
Same property net operating income change (4)	(0.5%)	2.1%	5.0%	11.3%	—

Net income	10,812	7,158	4,474	4,569	5,201
Net income per share — diluted	$0.18	$0.14	$0.10	$0.10	$0.11
FFO (5)	29,964	22,294	18,131	17,418	17,708
FFO per share — diluted (5)	$0.47	$0.41	$0.37	$0.35	$0.36
AFFO (6)	26,274	19,756	16,158	13,535	16,469

Selected Balance Sheet Data
Cash and cash equivalents	$47,318	$23,093	$30,365	$20,312	$74,495
Investments in real estate, net	1,894,489	1,589,788	1,131,917	1,129,371	1,072,427
Total assets	2,139,346	1,806,952	1,346,897	1,337,310	1,330,481
Total liabilities	901,663	781,033	601,030	586,162	573,649
Minority interests	19,596	19,907	20,367	20,673	21,278
Total stockholders’ equity	1,218,087	1,006,012	725,500	730,475	735,554

Capitalization
Total common shares outstanding	65,493	57,229	46,782	46,634	46,636
Total units outstanding	2,864	2,864	2,864	2,864	2,870

Total common shares and units outstanding	68,357	60,093	49,646	49,498	49,506
Share price at quarter end	$30.34	$29.94	$29.64	$24.40	$24.80

Equity value at quarter end (7)	2,073,951	1,799,184	1,471,507	1,207,751	1,227,749
Consolidated debt	$814,407	$705,202	$527,077	$513,233	$498,004
Total market capitalization	2,888,358	2,504,386	1,998,584	1,720,984	1,725,753
Debt / total market capitalization	28.2%	28.2%	26.4%	29.8%	28.9%

Financial Ratios
Interest coverage (8)	3.2	3.4	3.3	3.3	3.4
Fixed charge coverage (8)	2.9	3.0	2.8	2.8	2.9
FFO payout	61.7%	70.7%	78.4%	77.1%	75.0%
AFFO payout	70.7%	80.6%	87.9%	100.0%	81.8%
Debt / total assets	38.1%	39.0%	39.1%	38.4%	37.4%

Portfolio Statistics
Properties owned at end of quarter	52	47	42	40	37
Total rentable square footage owned	7,668,077	5,861,411	4,766,608	4,755,315	4,431,001
Leased at end of quarter	92.4%	91.4%	89.2%	91.1%	90.6%
Redevelopment at end of quarter	5.1%	5.9%	7.5%	5.8%	6.1%
Vacancy at end of quarter	2.5%	2.7%	3.3%	3.1%	3.3%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of acquisition.

(2)	For a definition and discussion of EBITDA, see page 25. For a quantitative reconciliation of the differences between EBITDA and net income, see page 9.

(3)	See page 10 for detail.

(4)	See page 15 for detail.

(5)	For a definition and discussion of FFO, see page 25. For a quantitative reconciliation of the differences between FFO and net income, see page 8.

(6)	For a definition and discussion of AFFO, see page 25. For a quantitative reconciliation of the differences between AFFO and net income, see page 8.

For a quantitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 9.

(7)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

(8)	For a discussion of coverage ratios, see page 25. See page 11 for detail.

BIOMED REALTY TRUST, INC.
CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2006
(In thousands)

	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05
Assets
Investments in real estate, net	$1,894,489	$1,589,788	$1,131,917	$1,129,371	$1,072,427
Investment in unconsolidated partnership	2,445	2,454	2,476	2,483	2,492
Cash and cash equivalents	47,318	23,093	30,365	20,312	74,495
Restricted cash	6,100	5,249	5,844	5,487	5,866
Accounts receivable, net	4,616	2,981	5,625	9,873	5,819
Accrued straight-line rents, net	16,576	12,855	10,472	8,731	7,166
Acquired above market leases, net	8,018	8,625	8,925	8,817	7,437
Deferred leasing costs, net	127,141	126,549	130,593	136,640	138,008
Deferred loan costs, net	12,001	6,282	4,507	4,855	5,196
Prepaid expenses	5,981	2,362	2,840	2,164	5,216
Other assets	14,661	26,714	13,333	8,577	6,359

Total assets	$2,139,346	$1,806,952	$1,346,897	$1,337,310	$1,330,481

Liabilities and Stockholders’ Equity
Liabilities:
Mortgage notes payable, net	$389,407	$244,402	$246,377	$246,233	$248,004
Secured term loan	250,000	250,000	250,000	250,000	250,000
Unsecured exchangeable notes	175,000	—	—	—	—
Secured bridge loan	—	150,000	—	—	—
Unsecured line of credit	—	60,800	30,700	17,000	—
Security deposits	6,556	7,264	6,883	6,905	6,222
Dividends and distributions payable	19,823	17,427	14,397	13,365	13,367
Accounts payable, accrued expenses, and other liabilities	34,565	23,611	24,196	23,012	25,234
Acquired below market leases, net	26,312	27,529	28,477	29,647	30,822

Total liabilities	901,663	781,033	601,030	586,162	573,649

Minority interests	19,596	19,907	20,367	20,673	21,278
Stockholders’ equity:
Preferred stock	—	—	—	—	—
Common stock	655	571	466	466	466
Additional paid-in capital	1,271,213	1,045,831	758,375	757,591	756,768
Accumulated other comprehensive income	6,435	11,646	9,256	5,922	3,802
Dividends in excess of earnings	(60,216)	(52,036)	(42,597)	(33,504)	(25,482)

Total stockholders’ equity	1,218,087	1,006,012	725,500	730,475	735,554

Total liabilities and stockholders’ equity	$2,139,346	$1,806,952	$1,346,897	$1,337,310	$1,330,481

BIOMED REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF INCOME
SEPTEMBER 30, 2006
(In thousands, except share data)

	Three Months Ended
	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05
Revenues:
Rental	$49,758	$36,556	$31,178	$29,756	$28,593
Tenant recoveries	14,743	12,839	12,609	14,198	12,225
Other income	9	64	6	538	512

Total revenues	64,510	49,459	43,793	44,492	41,330

Expenses:
Rental operations	11,128	9,642	9,543	11,626	9,763
Real estate taxes	5,736	4,587	4,242	4,031	3,573
Depreciation and amortization	18,618	14,714	13,361	12,546	12,164
General and administrative	4,609	4,206	4,347	4,277	3,756

Total expenses	40,091	33,149	31,493	32,480	29,256

Income from operations	24,419	16,310	12,300	12,012	12,074
Equity in net income of unconsolidated partnership	20	22	20	28	20
Interest income	218	435	160	345	807
Interest expense	(13,346)	(9,253)	(7,784)	(7,581)	(7,422)

Income before minority interests	11,311	7,514	4,696	4,804	5,479
Minority interests in consolidated partnerships	15	46	54	48	45
Minority interests in operating partnership	(514)	(402)	(276)	(283)	(323)

Net income	$10,812	$7,158	$4,474	$4,569	$5,201

Basic earnings per share	$0.18	$0.14	$0.10	$0.10	$0.11

Diluted earnings per share	$0.18	$0.14	$0.10	$0.10	$0.11

Weighted-average common shares outstanding:
Basic	60,477,672	51,394,117	46,369,605	46,290,279	46,287,617

Diluted	63,646,647	54,534,393	49,518,010	49,482,818	49,444,409

BIOMED REALTY TRUST, INC.
FUNDS FROM OPERATIONS (1) AND
ADJUSTED FUNDS FROM OPERATIONS (2)
SEPTEMBER 30, 2006
(In thousands, except per share and ratio amounts)

	Three Months Ended
	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05
Reconciliation of net income to funds from operations:
Net income	$10,812	$7,158	$4,474	$4,569	$5,201
Adjustments:
Minority interests in operating partnership	514	402	276	283	323
Depreciation and amortization (3)	18,638	14,734	13,381	12,566	12,184

Funds from operations (FFO)	$29,964	$22,294	$18,131	$17,418	$17,708

FFO per share — diluted	$0.47	$0.41	$0.37	$0.35	$0.36

Dividends and distributions declared per share	$0.29	$0.29	$0.29	$0.27	$0.27

FFO payout ratio (4)	61.7%	70.7%	78.4%	77.1%	75.0%

Reconciliation of funds from operations to adjusted funds from operations:
Funds from operations	$29,964	$22,294	$18,131	$17,418	$17,708
Adjustments:
Master lease receipts (5)	—	155	300	361	361
Second generation capital expenditures	(431)	(527)	(472)	(2,623)	(451)
Amortization of deferred loan costs	603	379	339	328	342
Amortization of fair value of debt acquired	(618)	(615)	(605)	(480)	(630)
Non-cash stock compensation	1,074	1,027	784	823	1,476
Straight line rents	(3,721)	(2,383)	(1,741)	(1,564)	(1,546)
Fair value lease revenue	(597)	(574)	(578)	(728)	(791)

Adjusted funds from operations (AFFO)	$26,274	$19,756	$16,158	$13,535	$16,469

Dividends and distributions declared	$0.29	$0.29	$0.29	$0.27	$0.27

AFFO payout ratio (6)	70.7%	80.6%	87.9%	100.0%	81.8%

(1)	For a definition and discussion of FFO, see page 25.

(2)	For a definition and discussion of AFFO, see page 25. For a quantitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 9.

(3)	Includes the company’s share of depreciation and amortization from our unconsolidated partnership of $20.

(4)	Calculated as dividends and distributions declared per share divided by FFO per share — diluted.

(5)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues,

but as a reduction to assets.

(6)	Calculated as dividends and distributions declared per share divided by AFFO per share — diluted.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF EARNINGS BEFORE
INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (1)
AND ADJUSTED FUNDS FROM OPERATIONS (2)
SEPTEMBER 30, 2006
(In thousands)

	Three Months Ended
	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05
Reconciliation of net income to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income	$10,812	$7,158	$4,474	$4,569	$5,201
Minority interests	499	356	222	235	278
Interest expense	13,346	9,253	7,784	7,581	7,422
Depreciation and amortization (3)	18,638	14,734	13,381	12,566	12,184

EBITDA	$43,295	$31,501	$25,861	$24,951	$25,085

Reconciliation of cash flows provided by operating activities to adjusted funds from operations (AFFO):
Cash flows from operating activities	$26,959	$23,553	$21,194	$(10,417)	$39,419
Changes in other assets and liabilities	(685)	(3,952)	(5,336)	23,591	(23,311)
Master lease receipts	—	155	300	361	361

AFFO	$26,274	$19,756	$16,158	$13,535	$16,469

(1)	For a definition and discussion of EBITDA, see page 25.

(2)	For a definition and discussion of AFFO, see page 25.

(3)	Includes the company’s share of depreciation and amortization from our unconsolidated partnership of $20.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF NET OPERATING INCOME (1)
SEPTEMBER 30, 2006
(Dollars in thousands)

	Three Months Ended
	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05
Net income	$10,812	$7,158	$4,474	$4,569	$5,201
Minority interests	499	356	222	235	278
Net income of unconsolidated partnership	(20)	(22)	(20)	(28)	(20)
Interest expense	13,346	9,253	7,784	7,581	7,422
Interest income	(218)	(435)	(160)	(345)	(807)

Income from operations	24,419	16,310	12,300	12,012	12,074
Depreciation and amortization	18,618	14,714	13,361	12,546	12,164
General and administrative	4,609	4,206	4,347	4,277	3,756

Consolidated net operating income	$47,646	$35,230	$30,008	$28,835	$27,994

Revenues:
Rental	$49,758	$36,556	$31,178	$29,756	$28,593
Tenant recoveries	14,743	12,839	12,609	14,198	12,225
Other income	9	64	6	538	512

Total revenues	64,510	49,459	43,793	44,492	41,330

Expenses:
Rental operations	11,128	9,642	9,543	11,626	9,763
Real estate taxes	5,736	4,587	4,242	4,031	3,573

Total operating expenses	16,864	14,229	13,785	15,657	13,336

Consolidated net operating income	$47,646	$35,230	$30,008	$28,835	$27,994

Operating margin (2)	73.9%	71.2%	68.5%	64.4%	67.3%

Operating expense recovery (3)	87.4%	90.2%	91.5%	90.7%	91.7%

(1)	For a definition and discussion of net operating income, see page 25.

(2)	Operating margin is calculated as ((rental revenue + tenant recovery revenue — rental operations — real estate taxes) / (rental revenue + tenant recovery revenue)).

(3)	Operating expense recovery is calculated as (tenant recovery revenue / (rental operations + real estate taxes)).

BIOMED REALTY TRUST, INC.
COVERAGE RATIOS (1)
SEPTEMBER 30, 2006
(In thousands, except ratios)

	Three Months Ended
	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05
Interest coverage ratio:
EBITDA	$43,295	$31,501	$25,861	$24,951	$25,085
Interest expense:
Interest expense	13,346	9,253	7,784	7,581	7,422
Interest expense — unconsolidated partnership	50	50	49	50	50

Total interest expense	13,396	9,303	7,833	7,631	7,472

Interest coverage ratio	3.2	3.4	3.3	3.3	3.4

Fixed charge coverage ratio:
EBITDA	$43,295	$31,501	$25,861	$24,951	$25,085
Fixed charges:
Interest expense	13,346	9,253	7,784	7,581	7,422
Interest expense — unconsolidated partnership	50	50	49	50	50
Principal payments	1,378	1,359	1,253	1,291	1,266
Principal payments — unconsolidated partnership	6	6	7	6	6

Total fixed charges	14,780	10,668	9,093	8,928	8,744

Fixed charge coverage ratio	2.9	3.0	2.8	2.8	2.9

(1)	For a discussion of coverage ratios, see page 25.

BIOMED REALTY TRUST, INC.
DEBT SUMMARY
SEPTEMBER 30, 2006
(Dollars in thousands)
Weighted average maturity is 9.2 years.

	Stated	Effective	Principal	Unamortized	Carrying	Maturity
	Rate	Rate(1)	Balance	Premium(2)	Value	Date
Consolidated debt:

Mortgage notes payable
Ardentech Court	7.25%	5.06%	$4,681	$484	$5,165	07/12
Bayshore Boulevard	4.55%	4.55%	15,826	—	15,826	01/10
Bridgeview Technology Park I	8.07%	5.04%	11,653	1,372	13,025	01/11
Eisenhower Road	5.80%	4.63%	2,176	39	2,215	05/08
Elliott Avenue	7.38%	4.63%	16,150	465	16,615	11/07
40 Erie Street	7.34%	4.90%	18,928	770	19,698	08/08
Kendall Square D	6.38%	5.45%	71,330	5,006	76,336	12/18
Lucent Drive(3)	5.50%	5.50%	5,779	—	5,779	01/15
Monte Villa Parkway	4.55%	4.55%	9,634	—	9,634	01/10
Nancy Ridge Drive	7.15%	5.38%	6,893	636	7,529	09/12
Science Center Drive	7.65%	5.04%	11,479	1,273	12,752	07/11
Shady Grove Road	5.97%	5.97%	147,000	—	147,000	09/16
Sidney Street	7.23%	5.11%	30,910	3,028	33,938	06/12
Towne Centre Drive	4.55%	4.55%	22,005	—	22,005	01/10
900 Uniqema Boulevard	8.61%	5.61%	1,681	209	1,890	05/15

Total / weighted average on fixed rate mortgages	6.26%	5.41%	$376,125	$13,282	$389,407

Fixed rate debt
$175 million unsecured exchangeable notes(4)	4.50%	4.50%	175,000	—	175,000	10/26

Total / weighted average fixed rate debt	5.70%	5.12%	$551,125	$13,282	$564,407

Variable rate debt(5)
$250 million secured term loan(6)	6.41%	6.41%	250,000	—	250,000	05/10
$500 million unsecured line of credit(7)	—	—	—	—	—	06/09

Total / weighted average consolidated debt	5.92%	5.52%	$801,125	$13,282	$814,407

Pro rata share of unconsolidated partnership debt
McKellar Court (21%)	8.56%	4.63%	2,236	—	2,236	01/10

Total / weighted average	8.56%	4.63%	$2,236	$—	$2,236

Total / weighted average consolidated and pro rata share of unconsolidated partnership debt	5.93%	5.52%	$803,361	$13,282	$816,643

(1)	Represents the company’s incremental borrowing rate on the date of acquisition of the property.

(2)	Represents the unamortized premium to record the debt at its fair value based on the company’s incremental borrowing rate on the date of acquisition.

(3)	The interest rate adjusts each fifth anniversary of the loan. The next adjustment date is January 2010. The interest rate adjustment is the five-year US Treasury plus 250 basis points.

(4)	Holders of the notes may require repurchase on each of October 1, 2011, October 1, 2016, and October 1, 2021 or upon the occurrence of certain events for cash at a repurchase price equal to 100% of the principal amount plus accrued and unpaid interest. The notes are redeemable by the company at any time to preserve its REIT status or at any time on or after October 6, 2011 for cash in whole or in part, at 100% of the principal amount plus accrued and unpaid interest. In addition, the notes are exchangeable into cash or a combination of cash and shares of common stock at an initial exchange rate of 26.4634 shares per $1,000 principal amount on or after September 1, 2026, or upon the occurrence of certain events.

(5)	Require monthly interest payments.

(6)	Interest on the $250 million secured term loan is LIBOR-indexed variable. We have entered into an interest rate swap agreement to fix the interest rate on the entire $250 million outstanding on this secured term loan at 6.41% through the maturity date.

(7)	Interest on the $500 million unsecured line of credit is a LIBOR-indexed variable plus credit spread, which ranges from 110 to 160 basis points depending on our leverage.

BIOMED REALTY TRUST, INC.
DEBT MATURITIES AND PRINCIPAL PAYMENTS
SEPTEMBER 30, 2006
(In thousands)

	Schedule of Maturities
Property	2006	2007	2008	2009	2010	Thereafter	Total
Ardentech Court	$23	$94	$101	$109	$118	$4,236	$4,681
Bayshore Boulevard	96	394	413	432	14,491	—	15,826
Bridgeview Technology Park I	28	118	124	137	149	11,097	11,653
Eisenhower Road	12	50	2,114	—	—	—	2,176
Elliott Avenue	130	16,020	—	—	—	—	16,150
40 Erie Street	251	1,052	17,625	—	—	—	18,928
Kendall Square D	368	1,525	1,627	1,733	1,847	64,230	71,330
Lucent Drive	46	191	201	213	215	4,913	5,779
Monte Villa Parkway	58	240	251	263	8,822	—	9,634
Nancy Ridge Drive	21	86	91	100	107	6,488	6,893
Science Center Drive	35	143	152	167	182	10,800	11,479
Shady Grove Road	—	—	—	—	—	147,000	147,000
Sidney Street	178	746	802	862	926	27,396	30,910
Towne Centre Drive	133	548	574	601	20,149	—	22,005
900 Uniqema Boulevard	33	139	152	166	180	1,011	1,681

Total fixed rate mortgages	1,412	21,346	24,227	4,783	47,186	277,171	376,125
$175 million unsecured exchangeable notes	—	—	—	—	—	175,000	175,000

Total fixed rate debt	1,412	21,346	24,227	4,783	47,186	452,171	551,125
$250 million secured term loan	—	—	—	—	250,000	—	250,000
$500 million unsecured line of credit	—	—	—	—	—	—	—

Total consolidated debt	1,412	21,346	24,227	4,783	297,186	452,171	801,125
McKellar Court (21%)	6	27	29	32	2,142	—	2,236

Total consolidated and pro rata share of unconsolidated partnership debt	$1,418	$21,373	$24,256	$4,815	$299,328	$452,171	$803,361

BIOMED REALTY TRUST, INC.
COMMON STOCK DATA
SEPTEMBER 30, 2006
(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended		Nine Months Ended
	9/30/06	6/30/06	9/30/06	9/30/05
Weighted average shares outstanding	60,478	51,394	52,822	36,406
Weighted average units outstanding	2,864	2,864	2,864	2,870
Dilutive effect of restricted stock	169	150	112	182
Dilutive effect of stock warrant (1)	136	126	128	87

Diluted shares — EPS and FFO	63,647	54,534	55,926	39,545

COMMON STOCK DATA

	9/30/06	6/30/06	3/31/06	12/31/05
Shares outstanding	65,152	56,890	46,444	46,290
Units outstanding	2,864	2,864	2,864	2,864
Unvested restricted shares outstanding	341	339	338	344
Stock warrant outstanding	—	270	270	270

Total common shares outstanding	68,357	60,363	49,916	49,768

	Three Months Ended
	9/30/06	6/30/06	3/31/06	12/31/05
High Price	$31.99	$29.94	$29.86	$26.06
Low Price	$28.28	$25.95	$23.75	$22.25
Average Closing Price	$30.30	$28.12	$27.22	$24.85
Closing Price	$30.34	$29.94	$29.64	$24.40
Dividends per share — Annualized	$1.16	$1.16	$1.16	$1.08
Closing Dividend Yield — Annualized	3.8%	3.9%	3.9%	4.4%
DIVIDENDS PER COMMON SHARE

2006
First quarter	$0.29
Second quarter	$0.29
Third quarter	$0.29

2005
First quarter	$0.27
Second quarter	$0.27
Third quarter	$0.27
Fourth quarter	$0.27

2004
Third quarter	$0.1497
Fourth quarter	$0.2700

Latest Dividend
Amount	$0.29
Declared	September 14, 2006
Record	September 29, 2006
Paid	October 16, 2006

(1)	The stock warrant was exercised during the third quarter of 2006, resulting in the issuance of 270,000 shares of common stock on September 22, 2006.

BIOMED REALTY TRUST, INC.
SAME PROPERTY ANALYSIS
SEPTEMBER 30, 2006
(Dollars in thousands)

	Three Months Ended (1)
	9/30/06	9/30/05	% Change
Total Same Property Portfolio
Number of properties	34	34
Rentable square feet	4,261,542	4,256,998
Percent of total portfolio	55.6%	100.0%
Leased %	91.3%	92.2%
Redevelopment %	4.3%	4.3%

Revenues:
Rental	$29,592	$29,021	2.0%
Tenant recoveries	12,343	12,282	0.5%

Total revenues	41,935	41,303	1.5%

Expenses:
Rental operations	10,422	9,912	5.1%
Real estate taxes	3,882	3,610	7.5%

Total expenses	14,304	13,522	5.8%

Net operating income (2)	$27,631	$27,781	(0.5%)

Same property net operating income (2)	$27,631	$27,781	(0.5%)
Less straight line rents, fair value and incentive revenue	(2,163)	(2,349)	(7.9%)

Same property net operating income — cash basis (2) (3)	$25,468	$25,432	0.1%

Rental revenue — cash basis (3)	$27,429	$26,672	2.8%

Same property net operating income (2)	$27,631	$27,781	(0.5%)
Plus other income	15	482	(96.9%)

Same property net operating income — including non-recurring items	$27,646	$28,263	(2.2%)

(1)	Properties included in same property quarterly analysis are Albany Street, Ardentech Court, Balboa Avenue, Bayshore Boulevard, Beckley Street, Bernardo Center Drive, Bridgeview Technology Park I, Bridgeview Technology Park II, Coolidge Avenue, Dumbarton Circle, Eisenhower Road, Elliott Avenue, 21 Erie Street, 40 Erie Street, 47 Erie Parking Structure, Fresh Pond Research Park, Graphics Drive, Industrial Road, Kendall Square A, Kendall Square D, King of Prussia, Landmark at Eastview, Lucent Drive, McKellar Court (an unconsolidated partnership of which we own 21%), Monte Villa Parkway, Nancy Ridge Drive, Phoenixville Pike, San Diego Science Center, Science Center Drive, Sidney Street, Towne Centre Drive, Tributary Street, Vassar Street and Waples Street.

(2)	For a definition and discussion of net operating income, see page 25. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 10.

(3)	Represents increase in rents on a “cash on cash” basis.

BIOMED REALTY TRUST, INC.
PORTFOLIO SUMMARY AND LEASE EXPIRATIONS
SEPTEMBER 30, 2006
PORTFOLIO SUMMARY
Weighted average remaining lease term is 6.9 years.

						Annualized			Annualized
			Percent of		Percent of	Base Rent		Percent of	Base Rent
		Rentable	Total	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
		Square	Rentable	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Market	Properties	Feet	Sq Ft	Current (1)	Current	Current	at Expiration	at Expiration	at Expiration
				(in thousands)			(in thousands)
Boston (2)	11	1,297,786	17.0%	$48,880	25.8%	$38.78	$53,383	23.7%	$42.36
San Francisco	10	2,460,417	32.0%	38,013	20.1%	16.70	44,023	19.5%	19.34
San Diego (3)	10	635,310	8.4%	14,916	7.9%	30.57	17,438	7.7%	35.74
New York / New Jersey	3	873,369	11.2%	14,539	7.7%	19.53	15,540	6.9%	20.88
Pennsylvania	7	778,262	10.1%	14,451	7.6%	20.86	14,752	6.5%	21.29
Seattle	3	185,989	2.5%	7,114	3.8%	38.25	7,732	3.4%	41.57
Maryland	4	1,093,787	14.3%	42,204	22.3%	38.58	61,515	27.3%	56.24
University Related — Other	4	343,157	4.5%	9,116	4.8%	26.56	11,200	5.0%	32.64

Total / weighted average	52	7,668,077	100.0%	$189,233	100.0%	$26.71	$225,583	100.0%	$31.84

LEASE EXPIRATIONS

		Percent of
		Total			Annualized			Annualized
	Rentable	Rentable		Percent of	Base Rent		Percent of	Base Rent
	Square Feet	Sq Ft	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
	of Expiring	of Expiring	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Year of Lease Expiration	Leases	Leases	Current (1)	Current	Current	at Expiration	at Expiration	at Expiration
			(in thousands)			(in thousands)
2006 (4)	1,050,600	14.9%	$13,493	7.1%	$12.84	$13,493	6.0%	$12.84
2007	590,556	8.3%	12,073	6.4%	20.44	12,258	5.4%	20.76
2008	760,857	10.7%	14,946	7.9%	19.64	15,188	6.7%	19.96
2009	447,598	6.3%	9,817	5.2%	21.93	10,480	4.6%	23.41
2010	777,056	11.0%	19,718	10.4%	25.38	19,579	8.7%	25.20
2011	213,658	3.0%	6,506	3.4%	30.45	8,093	3.6%	37.88
2012	211,413	3.0%	5,770	3.0%	27.29	6,773	3.0%	32.04
2013	226,693	3.2%	3,363	1.8%	14.84	5,216	2.3%	23.01
2014	238,252	3.4%	7,125	3.8%	29.91	8,350	3.7%	35.05
2015	148,666	2.1%	3,760	2.0%	25.29	4,159	1.8%	27.98
Thereafter	2,419,030	34.1%	92,662	49.0%	38.31	121,993	54.2%	50.43

Total / weighted average	7,084,379	100.0%	$189,233	100.0%	$26.71	$225,583	100.0%	$31.84

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of September 30, 2006, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	Excludes parking revenue of $1,063,000 for 47 Erie Street Parking Structure.

(3)	Includes 72,863 square feet of McKellar Court, an unconsolidated partnership, of which we own 21%.

(4)	Includes current month to month leases.

BIOMED REALTY TRUST, INC.
OCCUPANCY SUMMARY
SEPTEMBER 30, 2006

	Rentable Square Feet
Market	Leased	Redevelopment	Vacant	Total
Boston	1,260,325	—	37,461	1,297,786
San Francisco	2,275,992	132,080	52,345	2,460,417
San Diego	487,940	91,898	55,472	635,310
New York / New Jersey	744,300	89,689	39,380	873,369
Pennsylvania	692,889	78,250	7,123	778,262
Seattle	185,989	—	—	185,989
Maryland	1,093,787	—	—	1,093,787
University Related — Other	343,157	—	—	343,157

Total	7,084,379	391,917	191,781	7,668,077

	Leased
	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05
Boston	97.1%	97.0%	97.2%	97.1%	97.1%
San Francisco	92.5%	82.8%	75.1%	80.7%	79.7%
San Diego	76.8%	88.7%	88.1%	87.9%	88.8%
New York / New Jersey	85.2%	83.4%	88.7%	90.1%	87.5%
Pennsylvania	89.0%	88.5%	88.5%	92.4%	91.5%
Seattle	100.0%	100.0%	100.0%	100.0%	100.0%
Maryland	100.0%	100.0%	100.0%	100.0%	100.0%
University Related — Other	100.0%	100.0%	100.0%	100.0%	100.0%

Total	92.4%	91.4%	89.2%	91.1%	90.6%

	Redevelopment
	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05
Boston	—	—	—	—	—
San Francisco	5.4%	14.8%	22.4%	16.7%	17.4%
San Diego	14.5%	3.9%	3.9%	3.9%	2.7%
New York / New Jersey	10.3%	10.3%	4.9%	4.9%	7.5%
Pennsylvania	10.1%	11.5%	11.5%	7.6%	8.5%
Seattle	—	—	—	—	—
Maryland	—	—	—	—	—
University Related — Other	—	—	—	—	—

Total	5.1%	5.9%	7.5%	5.8%	6.1%

	Vacancy
	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05
Boston	2.9%	3.0%	2.8%	2.9%	2.9%
San Francisco	2.1%	2.4%	2.6%	2.6%	2.9%
San Diego	8.7%	7.4%	8.0%	8.2%	8.5%
New York / New Jersey	4.5%	6.4%	6.4%	5.0%	5.0%
Pennsylvania	—	—	—	—	—
Seattle	—	—	—	—	—
Maryland	—	—	—	—	—
University Related — Other	—	—	—	—	—

Total	2.5%	2.7%	3.3%	3.1%	3.3%

BIOMED REALTY TRUST, INC.
PROPERTY LISTING
SEPTEMBER 30, 2006

				Rentable	Percent of
				Square	Rentable	Percent Leased
	Property	Acquisition Date	Buildings	Feet	Sq Ft	9/30/06	6/30/06	3/31/06	12/31/05
	Boston
1	Albany Street	May 31, 2005	2	75,003	1.0%	100.0%	100.0%	100.0%	100.0%
2	58 Charles Street	April 7, 2006	1	47,912	0.6%	100.0%	93.6%	n/a	n/a
3	Coolidge Avenue	April 5, 2005	1	37,400	0.5%	100.0%	100.0%	100.0%	100.0%
4	21 Erie Street	May 31, 2005	1	49,247	0.6%	56.9%	56.9%	56.9%	56.9%
5	40 Erie Street	May 31, 2005	1	100,854	1.3%	100.0%	100.0%	100.0%	100.0%
6	Fresh Pond Research Park	April 5, 2005	6	90,702	1.2%	100.0%	100.0%	100.0%	100.0%
7	Kendall Square A	May 31, 2005	1	302,919	4.0%	96.7%	97.1%	97.1%	96.7%
8	Kendall Square D	May 31, 2005	1	349,325	4.6%	98.2%	98.3%	98.5%	98.5%
9	Sidney Street	May 31, 2005	1	191,904	2.5%	100.0%	100.0%	100.0%	100.0%
10	Vassar Street	May 31, 2005	1	52,520	0.7%	100.0%	100.0%	100.0%	100.0%
11	47 Erie Street Parking Structure	May 31, 2005	1	447 Stalls	—	100.0%	100.0%	100.0%	100.0%

	Total Boston		17	1,297,786	17.0%	97.1%	97.0%	97.2%	97.1%

	San Francisco
12	Ardentech Court	November 18, 2004	1	55,588	0.7%	100.0%	100.0%	100.0%	100.0%
13	Ardenwood Venture (1)	June 14, 2006	1	72,500	0.9%	100.0%	100.0%	n/a	n/a
14	Bayshore Boulevard	August 17, 2004	1	183,344	2.4%	100.0%	100.0%	66.5%	100.0%
15	Bridgeview Technology Park I	September 10, 2004	2	212,673	2.8%	64.1%	67.8%	67.8%	67.8%
16	Bridgeview Technology Park II	March 16, 2005	1	50,400	0.7%	100.0%	100.0%	100.0%	100.0%
17	Dumbarton Circle	May 27, 2005	3	44,000	0.6%	100.0%	100.0%	100.0%	100.0%
18	Eccles Avenue	December 1, 2005	1	152,145	2.0%	100.0%	100.0%	100.0%	100.0%
19	Industrial Road	August 17, 2004	1	169,490	2.2%	88.1%	88.1%	88.1%	83.6%
20	Kaiser Drive	August 25, 2005	1	87,953	1.1%	—	—	—	—
21	Pacific Research Center	July 11, 2006	10	1,432,324	18.6%	100.0%	n/a	n/a	n/a

	Total San Francisco		22	2,460,417	32.0%	92.5%	82.8%	75.1%	80.7%

	San Diego
22	Balboa Avenue	August 13, 2004	1	35,344	0.5%	100.0%	100.0%	100.0%	100.0%
23	Bernardo Center Drive	August 13, 2004	1	61,286	0.8%	100.0%	100.0%	100.0%	100.0%
24	Faraday Avenue	September 19, 2005	1	28,704	0.4%	100.0%	100.0%	100.0%	100.0%
25	John Hopkins Court	August 16, 2006	1	69,946	0.9%	—	n/a	n/a	n/a
26	McKellar Court (2)	September 30, 2004	1	72,863	1.0%	100.0%	100.0%	100.0%	100.0%
27	Nancy Ridge Drive	April 21, 2005	1	42,138	0.5%	100.0%	58.0%	67.4%	67.4%
28	San Diego Science Center	October 21, 2004	1	105,364	1.4%	47.4%	77.0%	70.1%	69.0%
29	Science Center Drive	September 24, 2004	1	53,740	0.7%	100.0%	100.0%	100.0%	100.0%
30	Towne Centre Drive	August 12, 2004	3	115,870	1.5%	100.0%	100.0%	100.0%	100.0%
31	Waples Street (3)	March 1, 2005	1	50,055	0.7%	56.1%	56.1%	56.1%	56.1%

	Total San Diego		12	635,310	8.4%	76.8%	88.7%	88.1%	87.9%

	New York / New Jersey
32	Graphics Drive	March 17, 2005	1	72,300	0.9%	44.3%	44.3%	44.3%	44.3%
33	Landmark at Eastview	August 12, 2004	8	751,648	9.7%	94.8%	92.6%	92.9%	94.5%
34	One Research Way	May 31, 2006	1	49,421	0.6%	—	—	n/a	n/a

	Total New York / New Jersey		10	873,369	11.2%	85.2%	83.4%	88.7%	90.1%

	Pennsylvania
35	Eisenhower Road	August 13, 2004	1	27,750	0.4%	—	—	—	100.0%
36	George Patterson Boulevard	October 28, 2005	1	71,500	0.9%	100.0%	100.0%	100.0%	100.0%
37	King of Prussia (4)	August 11, 2004	5	427,109	5.5%	100.0%	100.0%	100.0%	100.0%
38	Phoenixville Pike	April 5, 2005	1	104,400	1.4%	51.6%	49.6%	49.6%	49.6%
39	Spring Mill Drive	July 20, 2006	1	76,389	1.0%	90.7%	n/a	n/a	n/a
40	900 Uniqema Boulevard	January 13, 2006	1	11,293	0.1%	100.0%	100.0%	100.0%	n/a
41	1000 Uniqema Boulevard	September 30, 2005	1	59,821	0.8%	100.0%	100.0%	100.0%	100.0%

	Total Pennsylvania		11	778,262	10.1%	89.0%	88.5%	88.5%	92.4%

BIOMED REALTY TRUST, INC.
PROPERTY LISTING
SEPTEMBER 30, 2006

				Rentable	Percent of
				Square	Rentable	Percent Leased
	Property	Acquisition Date	Buildings	Feet	Sq Ft	9/30/06	6/30/06	3/31/06	12/31/05
42	Elliott Avenue	August 24, 2004	1	134,989	1.8%	100.0%	100.0%	100.0%	100.0%
43	Fairview Avenue (5)	January 12, 2006	—	—	—	n/a	n/a	n/a	n/a
44	Monte Villa Parkway	August 17, 2004	1	51,000	0.7%	100.0%	100.0%	100.0%	100.0%

	Total Seattle		2	185,989	2.5%	100.0%	100.0%	100.0%	100.0%

	Maryland
45	Beckley Street	December 17, 2004	1	77,225	1.0%	100.0%	100.0%	100.0%	100.0%
46	Belward Campus Drive	May 24, 2006	1	289,912	3.8%	100.0%	100.0%	n/a	n/a
47	Shady Grove Road	May 24, 2006	4	635,058	8.3%	100.0%	100.0%	n/a	n/a
48	Tributary Street	December 17, 2004	1	91,592	1.2%	100.0%	100.0%	100.0%	100.0%

	Total Maryland		7	1,093,787	14.3%	100.0%	100.0%	100.0%	100.0%

	University Related — Other
49	Colorow Drive	December 22, 2005	1	93,650	1.2%	100.0%	100.0%	100.0%	100.0%
50	Lucent Drive	May 31, 2005	1	21,500	0.3%	100.0%	100.0%	100.0%	100.0%
51	Trade Centre Avenue	August 9, 2006	2	78,023	1.0%	100.0%	n/a	n/a	n/a
52	Walnut Street	July 7, 2006	4	149,984	2.0%	100.0%	n/a	n/a	n/a

	Total University Related — Other		8	343,157	4.5%	100.0%	100.0%	100.0%	100.0%

	Total / weighted average		89	7,668,077	100.0%	92.4%	91.4%	89.2%	91.1%

(1)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

(2)	We own a general partnership interest in the limited partnership that owns the McKellar Court property, which entitiles us to 75% of the gains upon a sale of the property and 21% of the operating cash flows. This property is an unconsolidated partnership.

(3)	We own 70% of the limited liability company that owns the Waples Street property.

(4)	We own an 88.5% limited partnership interest and a 0.5% general partnership interest in the limited partnership that owns the King of Prussia property.

(5)	We own 70% of the limited liability company that owns the Fairview Avenue development site.

BIOMED REALTY TRUST, INC.
10 LARGEST TENANTS (1)
SEPTEMBER 30, 2006
As of September 30, 2006, our properties were leased to 98 tenants.

						Annualized	Percent of
			Percent of			Base Rent	Annualized
		Leased	Leased Sq Ft		Annualized	per Leased	Base Rent	Lease
		Square	Total		Base Rent	Sq Ft	Current	Expiration
	Tenant	Feet	Portfolio	Leased %	Current (1)	Current	Total Portfolio	Date(s)
					(in thousands)
1	Human Genome Sciences, Inc.	924,970	12.1%		$39,500	$42.70	20.9%	May 2026
2	Vertex Pharmaceuticals	583,474	7.6%		23,362	40.04	12.3%	April 2018 (2)
3	Sun Microsystems, Inc.	1,432,324	18.7%		18,563	12.96	9.8%	January 2008 (3)
4	Genzyme Corporation	343,000	4.5%		15,399	44.89	8.1%	July 2018
5	Centocor, Inc. (Johnson & Johnson)	331,398	4.3%		8,047	24.28	4.3%	March 2010
6	Array BioPharma Inc.	228,007	3.0%		6,668	29.24	3.5%	August 2016 (4)
7	Regeneron Pharmaceuticals, Inc.	227,932	3.0%		4,206	18.45	2.2%	December 2009 (5)
8	Illumina, Inc.	115,870	1.5%		4,057	35.01	2.1%	August 2014
9	Nektar Therapeutics	79,917	1.0%		3,812	47.70	2.0%	October 2016
10	InterMune, Inc.	71,308	0.9%		3,666	51.41	1.9%	April 2011

	Total / weighted average (6)	4,338,200	56.6%		$127,280	$29.34	67.1%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of September 30, 2006, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	41,532 square feet expires March 2009, 191,904 square feet expires August 2010, 59,322 square feet expires December 2010, and 290,716 square feet expires April 2018.

(3)	835,021 square feet expires November 2006, 177,050 square feet expires December 2006 and 420,253 square feet expires January 2008.

(4)	149,984 square feet expires July 2016 and 78,023 square feet expires August 2016.

(5)	154,205 square feet expires December 2007 and 73,727 square feet expires December 2009.

(6)	Without regard to any early lease terminations and/or renewal options.

BIOMED REALTY TRUST, INC.
REDEVELOPMENT AND LAND DEVELOPMENT PARCELS
SEPTEMBER 30, 2006
REDEVELOPMENT

		Square Feet
		Under
Property	Market	Redevelopment (1)
Bridgeview Technology Park I	San Francisco	44,100
Eisenhower Road	Pennsylvania	27,800
Graphics Drive	New York / New Jersey	40,300
John Hopkins Court	San Diego	69,900
Kaiser Drive	San Francisco	88,000
One Research Way	New York / New Jersey	49,400
Phoenixville Pike	Pennsylvania	50,500
Waples Street	San Diego	22,000

Total		392,000

LAND DEVELOPMENT PARCELS

		Developable
Property	Market	Square Feet (2)
Eccles Avenue	San Francisco	108,000
Fairview Avenue	Seattle	94,000
Fresh Pond Research Park	Boston	50,000
Landmark at Eastview	New York / New Jersey	464,000
Pacific Research Center	San Francisco	400,000
Shady Grove Road	Maryland	500,000
Towne Centre Drive	San Diego	84,000

Total		1,700,000

(1)	For our properties undergoing redevelopment, only the square footage undergoing redevelopment activities is reflected in the portfolio statistics.

(2)	Management’s estimates.

BIOMED REALTY TRUST, INC.
ACQUISITIONS
SEPTEMBER 30, 2006

		Rentable
	# of	Square
Acquisitions since August 11, 2004:	Properties	Feet (1)	Investment
			(in thousands)
Third Quarter 2004 (2)	13	2,297,106	$467,784
Fourth Quarter 2004	4	329,769	65,650

Total acquisitions during 2004	17	2,626,875	533,434

First Quarter 2005	3	165,736	29,330
Second Quarter 2005	14	1,461,912	592,529
Third Quarter 2005	3	176,478	33,500
Fourth Quarter 2005	3	317,295	59,800

Total acquisitions during 2005	23	2,121,421	715,159

First Quarter 2006	2	11,293	7,819
Second Quarter 2006	5	1,094,803	462,953
Third Quarter 2006	5	1,806,666	312,300

Total acquisitions during 2006	12	2,912,762	783,072

Total Acquisitions	52	7,661,058	$2,031,665

2006 Acquisitions:

			Rentable		Percent
			Square		Leased at
Property	Market	Closing Date	Feet	Investment	Acquisition
				(in thousands)
First Quarter 2006
Fairview Avenue	Seattle	January 12, 2006	—	$2,703	— (3)
900 Uniqema Boulevard	Pennsylvania	January 13, 2006	11,293	5,116	100.0%

First Quarter Total			11,293	$7,819	100.0%

Second Quarter 2006
58 Charles Street	Boston	April 7, 2006	47,912	$13,225	93.6%
Belward Campus Drive	Maryland	May 24, 2006	289,912	200,966	100.0%
Shady Grove Road	Maryland	May 24, 2006	635,058	226,080	100.0%
One Research Way	New York / New Jersey	May 31, 2006	49,421	8,484	— (4)
Ardenwood Venture (5)	San Francisco	June 14, 2006	72,500	14,198	100.0%

Second Quarter Total			1,094,803	$462,953	95.2%

Third Quarter 2006
Walnut Street	University Related — Other	July 7, 2006	149,984	$45,000	100.0%
Pacific Research Center	San Francisco	July 11, 2006	1,432,324	214,000	100.0%
Spring Mill Drive	Pennsylvania	July 20, 2006	76,389	9,400	90.7%
Trade Centre Avenue	University Related — Other	August 9, 2006	78,023	20,800	100.0%
John Hopkins Court	San Diego	August 16, 2006	69,946	23,100	— (4)

Third Quarter Total			1,806,666	$312,300	95.7%

(1)	Rentable square feet at the time of acquisition.

(2)	We commenced operations on August 11, 2004, the date of our initial public offering.

(3)	On January 12, 2006, we completed the acquisition of the land at 530 Fairview Avenue in Seattle, Washington through our partnership with an affiliate of EDG Commercial Real Estate. We entered into the partnership to develop a five-story, 94,000 square-foot laboratory facility.

(4)	The entire property was undergoing redevelopment from the date of acquisition.

(5)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

BIOMED REALTY TRUST, INC.
LEASING ACTIVITY (1)
SEPTEMBER 30, 2006

		Current
	Leased	Annualized
	Square	Base Rent per	Percent
	Feet	Leased Sq Ft	Leased
Leased Square Feet as of December 31, 2005	4,332,323	$27.45	91.1%

First quarter acquisitions	11,293	37.63

Leased Square Feet including acquisitions	4,343,616
Expirations	(127,837)	14.99
Renewals	6,690	29.48
New Leases	29,955	16.22
Terminations	—	—

Leased Square Feet as of March 31, 2006	4,252,424	27.94	89.2%

Second quarter acquisitions	1,042,332	40.68

Leased Square Feet including acquisitions	5,294,756
Expirations	(94,953)	42.49
Renewals	3,200	29.04
New Leases	158,003	32.24
Terminations	(4,451)	20.22

Leased Square Feet as of June 30, 2006	5,356,555	30.51	91.4%

Third quarter acquisitions	1,729,597	15.27

Leased Square Feet including acquisitions	7,086,152
Expirations	(117,768)	20.14
Renewals	44,422	14.26
New Leases	71,573	16.95
Terminations	—	—

Leased Square Feet as of September 30, 2006	7,084,379	$26.71	92.4%

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy. Tenant improvement and leasing costs are also shown in this manner on page 24.

BIOMED REALTY TRUST, INC.
TENANT IMPROVEMENTS AND LEASING COMMISSIONS
SEPTEMBER 30, 2006

	Three Months Ended
	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05
Renewals (1)
Number of renewals	2	1	2	—	1
Square feet	44,422	3,200	6,690	—	1,197
Tenant improvement costs per square foot (2)	$1.31	$—	$—	$—	$—
Leasing commission costs per square foot (2)	2.14	0.58	2.73	—	—

Total tenant improvement and leasing commission costs psf	$3.45	$0.58	$2.73	$—	$—

New Leases (3)
Number of leases	8	11	7	7	5
Square feet	71,573	158,003	29,955	45,946	24,781
Tenant improvement costs per square foot (2)	$13.31	$24.78	$38.36	$16.16	$9.14
Leasing commission costs per square foot (2)	5.32	7.54	3.33	5.50	1.16

Total tenant improvement and leasing commission costs psf	$18.63	$32.32	$41.69	$21.66	$10.30

Total (4)
Number of renewals/leases	10	12	9	7	6
Square feet	115,995	161,203	36,645	45,946	25,978
Tenant improvement costs per square foot (2)	$8.71	$24.29	$31.36	$16.16	$8.72
Leasing commission costs per square foot (2)	4.10	7.40	3.22	5.50	1.10

Total tenant improvement and leasing commission costs psf	$12.81	$31.69	$34.58	$21.66	$9.82

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	We have acquired several properties in the past which may make a period over period comparison difficult. For a list of acquisition dates, see pages 18 and 19.

BIOMED REALTY TRUST, INC.
NON-GAAP FINANCIAL MEASURE DEFINITIONS
SEPTEMBER 30, 2006

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Management uses EBITDA as an indicator of our ability to incur and service debt. In addition, we consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA is calculated before recurring cash charges including interest expense and taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from EBITDA, their utility is limited by the same factors that limit the usefulness of EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnership, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.